ELIZABETH ARDEN
                                [Red Door Logo]


FOR IMMEDIATE RELEASE

Elizabeth Arden, Inc. Approves Securities Trading Plans under SEC Rule 10b5-1
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     NEW YORK--(BUSINESS WIRE)--Dec. 15, 2003--Elizabeth Arden, Inc. (NASDAQ:
RDEN), a global prestige fragrance and beauty products company, today announced that its Board of Directors approved the adoption of trading plans in accordance with guidelines specified by the Securities and Exchange Commission's Rule 10b5-1 under the Securities Exchange Act of 1934. The adoption of the trading plans is applicable for all senior executives and directors electing to sell shares of Company stock. The Company believes the adoption of such trading plans is consistent with good corporate governance policies and is a further extension of the stock ownership guidelines it enacted for its senior executives.

     Rule 10b5-1 allows corporate insiders to establish prearranged plans to sell a specified number of shares of company stock over a predetermined period of time. Insiders may adopt such plans when they are not in possession of material, non-public information in order to minimize the market effect of stock sales by spreading them out over a greater period of time than would be available using the Company's established "non-blackout periods," to avoid concerns about initiating stock transactions while in possession of material non-public information and to gradually diversify their investment portfolios.

     Pursuant to the adoption of the above plans, certain executives have implemented 10b5-1 plans and other insiders may also adopt such trading plans in the future. Paul West, President and Chief Operating Officer, and Ron Rolleston, Executive Vice President, Global Marketing, have established such plans to facilitate the orderly exercise of expiring options. Under the 10b5-1 plans of Messrs. West and Rolleston, they may only sell shares underlying options that are set to expire on or before March 2004 and March 2005, respectively. The number of shares that may be sold during the terms of Messrs. West and Rolleston's plans represents less than 0.3% of the issued and outstanding common stock of the Company.

     Elizabeth Arden is a global prestige fragrance and beauty products company. The Company's portfolio of leading brands includes the fragrance brands Red Door, Red Door Revealed, Elizabeth Arden green tea, 5th Avenue, ardenbeauty, Elizabeth Taylor's White Diamonds, Passion, Forever Elizabeth and Gardenia, White Shoulders, Geoffrey Beene's Grey Flannel, Halston, Halston Z-14, Unbound, PS Fine Cologne for Men, Design and Wings; the Elizabeth Arden skin care line, including Ceramides and Eight Hour Cream; and the Elizabeth Arden cosmetics line.

     In connection with the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Elizabeth Arden, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans" and "projection") are not historical facts and may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, key factors set forth in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, that have a direct bearing on our results of operations. We caution that those factors could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.


CONTACT:  Elizabeth Arden, Inc.
          Marcey Becker, 203-462-5809
          Senior Vice President, Finance

          or

          Investor Contact:
          Financial Dynamics
          Cara O'Brien/Lila Sharifian, 212-850-5600

          or

          Press Contact:
          Financial Dynamics
          Stephanie Sampiere, 212-850-5600